FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

                  This First Amendment to Loan and Security Agreement (this "Amendment") is made and entered into effective as of the 15th day of December, 1999, by and between FINOVA Capital Corporation, a Delaware corporation ("Lender"), and Datatec Industries Inc., a New Jersey corporation ("Borrower"). This Amendment is joined in by Datatec Systems, Inc., a Delaware corporation formerly known as Glasgal Communications, Inc. ("Parent"), which is a guarantor and holder and pledgor of 100% of the issued and outstanding stock of Borrower, and by HH Communications, Inc., an Illinois corporation ("HHC"), which is a guarantor. In addition, this Amendment is joined in by Computer-Aided Software Integration, Inc., a Delaware corporation ("CASI"), to document its participation in the transaction, as described below.

                                R E C I T A L S :

                  WHEREAS, Lender and Borrower entered into that certain Loan and Security Agreement dated as of March 17, 1997 (the "Loan Agreement"), pursuant to which Lender made available to Borrower loans in the amount of up to $17,000,000 (the "Loan"), consisting of a senior term loan in the amount of $2,000,000 (the "Term Loan") and a revolving line of credit in the amount of up to $15,000,000 (the "Revolving Loans Facility"), upon the terms and conditions set forth in the Loan Agreement. All terms used herein with initial capital letters, unless otherwise specifically defined herein, shall have the same meanings as set forth in the Loan Agreement; and

                  WHEREAS, Borrower has requested that Lender amend the Loan Agreement to provide Borrower with a temporary line of credit in excess of the maximum amount permitted by the advance ratios under the Revolving Loans Facility (the "Overadvance") in the amount of up to $1,000,000 (such additional $1,000,000 being referred to herein as the "Temporary Overadvance Amount"), which Overadvance would be effective for a period commencing on the date hereof through and including February 15, 2000 (the "Overadvance Term"), but not thereafter; and

                  WHEREAS, the Revolving Loans Facility is presently secured by the Collateral as described in the Loan Agreement; and

                  WHEREAS, Lender is willing to enter into this Amendment and to make available the Temporary Overadvance Amount for the Overadvance Term, upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, the parties hereto do hereby agree as follows:

                  1. Overadvance Availability. Effective as of the date hereof, and notwithstanding anything set forth in Section 1.2 of the Schedule to the Loan Agreement to the contrary, the Temporary Overadvance Amount, in addition to the Loans described in the Loan Agreement, shall be available to Borrower throughout the Overadvance Term. Borrower may request advances of portions of the Temporary Overadvance Amount, provided however, that in no event shall the aggregate of advances in excess of the Loans provided for in the Loan Agreement at any time be permitted to exceed the Temporary Overadvance Amount, nor shall total Advances, inclusive of the Temporary Overadvance Amount, ever be permitted to exceed the Maximum Amount. Advances of the Temporary Overadvance Amount shall be made available to Borrower without regard to the percentage limitations on advances set forth in Section 1.2 of the Loan Agreement (with the result that Borrower shall be permitted to be "out of formula" as to the Temporary Overadvance Amount). All advances of portions of the Temporary Overadvance Amount shall be considered Advances under the Loan Agreement.

                  2. Expiration of Overadvance Term. As an express condition to Lender's agreements as set forth herein, Borrower specifically acknowledges that upon the expiration of the Overadvance Term, the maximum permitted amounts outstanding under the Revolving Loans Facility, as each such term is defined in the Loan Agreement, shall be reduced to the amounts set forth therein, and any portion of the Temporary Overadvance Amount outstanding as of February 15, 2000, shall immediately be due and payable.

                  3. Early Expiration of the Overadvance Term. Notwithstanding the provisions of Section 2 hereof, the Temporary Overadvance Amount may become unavailable to Borrower at an earlier time in the following circumstance. Upon the occurrence of any Event of Default, Lender shall be entitled, at its option, to immediately terminate the availability of the Temporary Overadvance Amount (such termination to be without prejudice to Lender in exercising any and all other rights and remedies as set forth in the Loan Agreement and the other Loan Documents), at which time no further advances in respect of the Temporary Overadvance Amount shall be available to Borrower and all outstanding advances of the Temporary Overadvance Amount shall become immediately due and payable.

                  4. Representations and Warranties of Borrower. To induce Lender to enter into this Amendment, and acknowledging Lender's reliance upon the truth and accuracy thereof, Borrower represents and warrants to Lender as follows:

                  (a) Borrower has the requisite corporate power and corporate authority to enter into this Amendment and the documents and instruments to be executed in connection herewith, and to perform its obligations hereunder and thereunder.

                  (b) This Amendment and any other documents and instruments executed and delivered to Lender by Borrower in connection herewith were duly authorized by all requisite corporate action on the part of Borrower and with any requirements of Borrower's articles of incorporation and bylaws, and any amendments thereto, and this Amendment and any other documents or instruments executed in connection herewith have been duly executed and delivered by Borrower.

                  (c) The execution and delivery by Borrower of this Amendment and any other instruments executed and delivered by Borrower to Lender in connection herewith, and the full and complete performance by Borrower of the provisions hereof, will not result in any breach of, or constitute a default under, or, except as contemplated by this Amendment, result in the creation of any lien, charge or encumbrance upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other material instrument to which Borrower is a party or by which Borrower is bound.

                  (d) This Amendment is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except that the enforceability hereof may be subject to or limited by bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting creditors generally, and general principles of equity.

                  (e) All of the respective representations and warranties made by the Borrower in any of the Loan Documents remain true, complete and correct as of the date hereof, unless they expressly relate to an earlier date.

                  5. Joinder By CASI. As of the original Closing Date, certain circumstances prevented CASI from both (i ) joining in the Loan Agreement, in the manner which had previously been contemplated by the parties, and (ii) benefiting from certain provisions thereof in the manner being enjoyed by Parent and HHC. Those circumstances have now terminated, and CASI wishes to obtain certain benefits under the Loan Agreement. Accordingly, CASI hereby joins in this Amendment for the purpose of obtaining such benefits. To the extent the Loan Agreement contains provisions which purport to extend to and bind any of the other Loan Parties, CASI hereby adopts and agrees to be bound by such terms and provisions of the Loan Agreement, and hereby makes and delivers all representations, warranties, and covenants in favor of Lender which by their terms extend to the Loan Parties or any of them. On or before January 15, 2000, CASI shall execute and deliver, in form and substance satisfactory to Lender, a Continuing Guaranty, Promissory Note in an amount of up to $______________, and Guarantor Security Agreement which are in form and substance substantially identical to those executed and delivered by HHC as of the original Closing Date. In addition, CASI shall execute and deliver such further instruments as Lender may reasonably request in order to effectuate the original intent of the Parties that CASI participate in the transaction in the same manner as HHC. In connection with the foregoing, on or before January 15, 2000, Parent shall execute and deliver a Stock Pledge Agreement pledging in favor of Lender the CASI Stock, in form and substance substantially identical to the Stock Pledge Agreement pursuant to which Parent pledged the HHC Stock in favor of Lender at the original Closing.

                  6. Release of Lender. As additional consideration for the agreements by Lender as set forth in this Amendment, Borrower, except as otherwise provided in the next sentence, hereby releases and forever discharges Lender, its agents, servants, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations, and organizations acting or serving in its behalf, of and from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which Borrower may now have or claim to have against Lender, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way touching, concerning, arising out of or founded upon the Loans, any of the Loan Documents or upon this Amendment, including without limitation all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties. The release set forth above shall not extend to any claim arising after the date hereof to the extent based on acts or omissions of Lender occurring after such date, except that such release is specifically intended by the parties to include all dealings of the parties leading to the consummation of the transaction contemplated by this Amendment. This Amendment and the covenants contained in this Section 6 are contractual, and not a mere recital, and the parties hereto acknowledge and agree that no liability whatsoever is admitted on the part of any party, except as provided for by the Loan Documents and this Amendment.

                  7. Fees and Expenses. Borrower shall pay to Lender a fee in the amount of $15,000 (the "Overadvance Fee") in consideration for Lender's agreement to make the Overadvance available to Borrower. The Overadvance Fee shall be due and payable in full upon the expiration of the Overadvance Term. Borrower shall also pay, on demand, all costs and expenses arising from the preparation of this Amendment, including Lender's reasonable attorneys' fees and all of Lender's and its attorneys' out-of-pocket costs and expenses incurred in connection with the negotiation and documentation of this Amendment, and any other costs, expenses or charges that may be imposed on or incurred by Lender as a result of this Amendment. Lender shall have the right to withhold from any Advance made hereunder any such costs, fees, expenses or reimbursements due and owing to Lender.

                  8. Confirmation of Security Interests. Borrower hereby confirms and agrees that Lender's security interest in and to the Collateral, all as more specifically granted pursuant to the Loan Agreement, shall remain in full force and effect until the Loans have been paid in full to Lender.

                  9. No Waiver of Defaults. This Amendment in no way acts as a waiver of any future default of Borrower except as specifically agreed upon herein or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment of the Loans or for the enforcement thereof, including, without limitation, the liens created by the other Loan Documents. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects.

                  10. Benefit of the Amendment. The terms and provisions of this Amendment and the other Loan Documents shall be binding upon and inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower shall not have any right to assign its rights under this Amendment or any of the Loan Documents or any interest therein without the prior written consent of Lender.

                  11. Choice of Law. The Loan Documents and this Amendment shall be performed and construed in accordance with the laws of the State of Arizona.

                  12. Entire Agreement. Except as modified by this Amendment, the Loan Documents remain in full force and effect. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

                  13. Counterparts; Telecopy Execution. This Amendment (including the Consents hereto) may be executed in any number of separate counterparts, each of which, when taken together, shall constitute one and the same agreement, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month, and year first above written.

                                       FINOVA CAPITAL CORPORATION, a Delaware
                                       corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       DATATEC INDUSTRIES INC., a New Jersey
                                       corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                  This Amendment is executed by the undersigned for purposes of agreeing to and adopting the provisions set forth in Section 5 thereof.

                                       COMPUTER-AIDED SOFTWARE INTEGRATION,
                                       INC., a Delaware corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                 CONSENT AND AGREEMENT OF PLEDGOR AND GUARANTORS

                  The undersigned ("Guarantors") hereby consent to the making of the foregoing First Amendment to Loan and Security Agreement (the "Amendment") and agree that, notwithstanding the extension of the additional Indebtedness represented by the Temporary Overadvance Amount, and the other modifications to the Loan Documents described in the Amendment, (a) each of the Stock Pledge Agreements by Parent in favor of Lender, dated as of March 17, 1997 (the "Stock Pledge Agreements"), remain in full force and effect; (b) each of the Guaranties made by Guarantors in favor of Lender, dated as of March 17, 1997 (the "Guaranties") remain in full force and effect; (c) the Borrower's Obligations referred to in the Guaranties shall include all advances of the Temporary Overadvance Amount, and all accrued interest or costs and expenses payable to Lender in connection therewith; and (d) Guarantors do not have any offset, defense or counterclaim with respect thereto, no claim or defense in the abatement or reduction of such Indebtedness, or any other claim against Lender or with respect to any document forming part of the transaction in respect of which the Stock Pledge Agreements and the Guaranties were made or forming part of any other transaction under which Borrower is indebted to Lender. The undersigned are executing this Consent for the purpose of consummating the transaction contemplated by the Amendment, and this Consent is not intended to be an amendment or modification of any of the terms and provisions of the Stock Pledge Agreements or the Guaranties, except to the extent of confirming that all amounts due to Lender in respect of the Temporary Overadvance Amount are included within the scope of the Borrower's Obligations as defined in the Guaranties.

                  DATED as of this ___ day of December, 1999.

                                       DATATEC SYSTEMS, INC., a Delaware
                                       corporation, formerly known as Glasgal
                                       Communications, Inc.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       HH COMMUNICATIONS, INC., an Illinois
                                       corporation


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: